ALL NIGHT AUTO BLOOMINGTON/NORMAL, LLC
                      BUSINESS MANAGEMENT SYSTEM AGREEMENT


         This Agreement is made this 20th day of October, 2006 between MIDNIGHT AUTO FRANCHISE CORPORATION ("MAFC") MIDNIGHT HOLDINGS GROUP, INC. ("MHG") and ALL NIGHT AUTO OF BLOOMINGTON/NORMAL, LLC ("ANA B/N").

                                    RECITALS

A. MAFC, a wholly-owned subsidiary of MHG, through affiliated companies, operates auto repair centers under the name and logo "All Night Auto." MAFC has also franchised the "All Night Auto" concept in other states. MAFC franchisees operate their stores in accord with the "All Night Auto Preferred Business Management System."

B. ANA B/N was formed, with a view toward opening and operating certain stores in Illinois.

C. Bloomington Center Associates, LLC ("BCA"), MHG and MAFC have become partners via ANA B/N in the retail and service stores operated by ANA B/N;

D. MAFC has entered into that certain Sponsorship Agreement (the "Sponsorship Agreement") simultaneously herewith with Landlord & Associates Management, Inc. and/or Eastland Mall, LLC, a Delaware corporation and limited liability company, respectively, governing the advertising and marketing of MAFC's and ANA B/N's name and logo and retail and service facilities;

E. The parties hereto acknowledge that ANA B/N is a joint venture between BCA and MAFC, and is not a franchise of MAFC.

F. MAFC shall manage the retail and service stores and make the All Night Auto Preferred Business Management System (the "System") available to ANA B/N.

G. The parties hereto acknowledge and agree that from October 20, 2006 through December 31, 2006, MAFC will provide extensive services apart from and in addition to the management services contemplated by this Management Agreement and in exchange therefore will receive an additional payment of $100,000.00 and the receipt of a Class B Membership Interest in ANA B/N which the parties have valued at $200,000.00.

NOW, THEREFORE, the parties agree as follows:

      1. THE SYSTEM. The All Night Auto Preferred Business Management System is set forth in "All Night Auto Operating Procedures Manual (the "Manual") attached hereto as Exhibit A. MAFC agrees to provide goods and services to ANA B/N AS IF ANA B/N were a franchise owner/operator under the Manual (including any amendments thereto), and ANA B/N agrees to perform and make payments to MAFC (except for royalty fees) in accordance with the Manual AS IF ANA B/N were a franchise owner/operator thereunder. Provided, however, the allowable fees that may be charged by MAFC in exchange for providing such goods and services shall be as set forth on Exhibit B attached hereto. In addition, MAFC covenants and agrees to provide the property and equipment set forth on Exhibit C hereto for the use of ANA B/N in the operation of the service and retail stores.

      2. MAFC OBLIGATIONS. In exchange for the payments to be received by MAFC pursuant to this Management Agreement, MAFC agrees to the following:

            a. MAFC will timely pay all operating costs and expenses of any kind or nature associated with the operation of the ANA B/N service and retail stores. In addition, all operating costs, expenses and payables attributable to persons or entities unrelated and unaffiliated with MAFC shall be paid prior to MAFC remitting any fees to itself.

            b. Any fees incurred and unpaid to MAFC shall not exceed Two Hundred Seventy-Five Thousand and 00/100 ($275,000.00) Dollars at any time. As used herein "fees" refers to the percentage markup set forth on the attached Exhibit B. If fees incurred and unpaid to MAFC exceed this threshold, then MAFC agrees to provide goods and services at its cost without any mark-up, until such time as the fees incurred and unpaid to MAFC are reduced below this threshold (at which point, MAFC may again resume charging the fees under Exhibit B). MAFC's obligation to pay all of the operating costs and expenses of ANA B/N shall continue in full force and effect notwithstanding any period in which it has not been paid its fees or is otherwise providing goods and services at its cost.

            c. All cash in excess of operating costs and expenses and fees shall be immediately deposited in the ANA B/N bank account.

            d. MAFC shall provide ANA B/N a monthly financial/business report, including such items and in such form as ANA B/N may reasonably request. Such financial/business report shall be provided in writing within twenty (20) days after the end of each month.

      3. TERMINATION. This Agreement may be terminated by ANA B/N, in its sole and absolute discretion, upon the occurrence of any one of the following events after thirty (30) days written notice and, in the case of a, b and c below, a failure by MAFC to rectify or remove the applicable default within such thirty (30) day period:

            a. Upon the failure by MAFC to timely pay the operating expenses of the service and retail stores which has caused a disruption in the supply of products or services utilized in ANA B/N's business operations or a default by MAFC under the Sponsorship Agreement;

            b.    Upon  the   failure  of  MAFC  to   provide   ANA  B/N  timely
                  financial/business monthly reports;

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


            c. Upon the failure by MAFC to deposit excess cash to the bank account of ANA B/N;

            d. In the event ANA B/N loses in excess of Three Hundred Thousand and 00/100 ($300,000.00) Dollars in any fiscal year; or

            e.    The mutual consent of ANA B/N and MAFC.

      4. MISCELLANEOUS. All of the terms and conditions of this Agreement shall be binding upon and inure to the benefit of the heirs, successors, administrators, legal representatives and assigns, as the case may be, of the parties. This Agreement, together with the rights, duties and obligations hereunder, shall be construed in accordance with Michigan law. The paragraph headings in this Agreement are inserted merely for the convenience of the parties and shall not be used to construe or modify the terms of this Agreement in any respect. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable in any manner, the remaining provisions of this Agreement shall nonetheless continue in full force and effect without being impaired or invalidated in any way. In addition, if any provision of this Agreement may be modified by a court of competent jurisdiction such that it may be enforced, then that provision shall be so modified and as modified shall be fully enforced. Except as otherwise stated in this Agreement, this Agreement contains the entire understanding of the parties with respect to its subject matter, and supersedes all prior and contemporaneous agreements, understandings and negotiations. No parol evidence of prior or contemporaneous agreements, understandings or negotiations shall govern or be used to construe or modify this Agreement. No modification of this Agreement shall be deemed effective unless in writing and signed by the parties. No modification of this Agreement shall be deemed effective unless authorized by the manager, president or the chief executive officer of the parties as applicable. Failure of either party to complain of any act or omission on the part of the other party (no matter how long the same may continue) shall not be deemed to be a waiver by such party of any of its rights under this Agreement. No consent or waiver by any party at any time of any provision of this Agreement shall be deemed a consent to any other action or waiver of any breach of any other provision of this Agreement or a consent to any future action or later breach of the same or any other provision of this Agreement. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement. The signature of any party to any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart. The parties agree that all actions arising directly or indirectly out of this Agreement shall be litigated only in the United States District Court for the Eastern District of Michigan, Southern Division, or the Oakland County, Michigan Circuit Court, and the parties hereby irrevocably consent to the personal jurisdiction and venue of those courts over the parties to this Agreement.

      5. ARBITRATION. Any dispute between the parties regarding any provision in this Agreement shall be resolved at the option of the aggrieved party by expedited


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

            binding arbitration before a single arbitrator according to the rules of commercial arbitration of the American Arbitration Association (AAA). The parties need not use the services of AAA or an AAA selected arbitrator if they can agree among themselves on a neutral arbitrator and suitable location. If the parties are unable to so agree, then such arbitration shall be conducted using the services and facilities of the AAA. Such arbitration shall occur in Southfield, Michigan. Judgment upon the award of the arbitrators may be entered by any court of competent jurisdiction. Costs of the arbitrator and fees of AAA shall be allocated among the parties as determined by the arbitrator.

      6. WAIVER OF JURY TRIAL: THE PARTIES ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF ANY LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO: (I) THIS AGREEMENT; OR (II) ANY OF THE TRANSACTIONS OR OTHER AGREEMENTS CONTEMPLATED BY THIS AGREEMENT.

         IN WITNESS WHEREOF the parties have signed this Agreement as of the date written above.

                                      (signatures on following page)

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


                              "MHG"

                              Midnight Holdings Group, Inc.


                              By: /s/ Nicholas Cocco
                                   ---------------------------------------------
                                      Nicholas Cocco
                              Its:    President



                              "MAFC"

                              Midnight Auto Franchise Corporation


                              By: /s/ Nicholas Cocco
                                  ----------------------------------------------
                                       Nicholas Cocco, President and CEO



                              "ANA"

                              All Night Auto of Bloomington/Normal, LLC

                              By:  /s/ Philip Elkus
                                ------------------------------------------------
                                       Philip Elkus, Manager


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


                                    EXHIBIT A

                    ALL NIGHT AUTO FRANCHISE POLICIES MANUAL

                                    EXHIBIT B

                                 ALLOWABLE FEES

         Midnight Auto Franchise Corp ("MAFC") is the exclusive supplier of labor, management, inventory, advertising, real estate facilities and other services to All Night Auto of Bloomington/Normal ("ANA B/N"). To supply these services, MAFC has entered into or will enter into certain agreements with various suppliers on a national, regional or local basis in support of one or more All Night Auto(R) branded retail and/or Service Center. MAFC shall charge ANA B/N on a monthly basis the following fees for the management of and supply of products and services to the operations of All Night Auto of Bloomington/Normal:

         FACILITY MANAGEMENT FEES: MAFC shall enter into all facility leases with the owners of the facilities. MAFC shall pay all lease fees as well as manage and maintain the relationship with each landlord and shall sublease the facility to ANA B/N, shall pass through rent and all other charges under such lease to ANA B/N, and shall not charge a mark-up for providing these services.

         EQUIPMENT  HARDWARE/SOFTWARE  MANAGEMENT  FEES  (ANAPEN/ANALAN/ANASMS):
MAFC shall acquire, install and maintain all required retail and service center equipment required to initially operate and manage the business of ANA B/N. MAFC shall pay all fees to the vendors directly as well as manage and maintain such systems. MAFC shall contribute all such equipment to ANA B/N (and shall pass through any warranties, management agreements, service agreements, etc. with respect to such equipment). Subsequent equipment required to operate and manage the business of ANA B/N beyond the initially contributed property and equipment shall be resold to ANA B/N by MAFC at MAFC's actual cost plus MAFC shall charge a 33% mark-up to such cost.

         RETAIL AND AUTOMOTIVE  PRODUCT INVENTORY AND MAINTENANCE FEES (ANAPPN):
MAFC shall acquire and resell to ANA B/N all inventories and automotive replacement parts necessary to operate the ANA B/N facilities (both initial inventory and replacement parts and replenishment of inventory and replacement parts). MAFC's cost to ANA B/N for the resale of such items shall equal MAFC's actual cost of such items, plus MAFC shall charge ANA B/N a 33% mark-up for the management, maintenance and acquisition of all inventory and automotive replacement parts.

         RETAIL AND AUTOMOTIVE OPERATING SUPPLIES (ANAPSN): MAFC shall acquire and resell to ANA B/N all retail and automotive operating supplies on behalf of ANA B/N. MAFC shall charge ANA B/N its actual cost of acquiring such items, plus a 33% markup for the management, maintenance and acquisition of all Supplies.

         RETAIL AND AUTOMOTIVE MARKETING (ANAPMN/ANAPCN): MAFC shall acquire and maintain all marketing and advertising on behalf of ANA B/N. MAFC shall charge ANA B/N its actual cost of all such marketing and advertising, plus a 33% mark-up for the management, maintenance and acquisition of all marketing initiatives and/or programs developed for it.

         RETAIL AND SERVICE CENTER FINANCIAL MANAGEMENT (ANAPFN): MAFC shall install and maintain its centralized financial network as required at each of the operating retail and service centers under Agreement with ANA B/N. All financial transactions occurring at the facilities shall be processed through the ANAPFN.



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



                                    EXHIBIT C

                             PROPERTY AND EQUIPMENT

         THE FOLLOWING IS A LISTING OF THE PROPERTY AND EQUIPMENT CURRENTLY INSTALLED AND OPERATING AT ALL NIGHT AUTO OF BLOOMINGTON/NORMAL:


  Tire Changer                             Printer 2550L
  Bench, Single                            Printer 2550L
  Brake Lathe and Parts                    Shelf, Boltless
  Adapter Promo (Kit C)                    Shredder, Confetti
  2-Ton Tri-Pod Jack Stand                 50' Hose Assembly
  3/8 X 50 Ft. Auto                        Hangars & Hardware
  Oxyacetylene Welding                     10' Hose Assembly
  Utility Cart Black                       1000 Lb Trans Jack
  Wheel Charger 70/60 250                  2 Ton Jack
  Adapter 3" Bell                          Reel 40' Stubby w/Tool
  3" Y Assembly                            Wheel Weight Set
  Exhaust Hose 3" X 11'                    Rotor Gage Digital
  Drum Micrometer                          Gear-Driver Set
  Network Module                           1-1/2 LB Dead Blow
  Digital Photo/Video                      Tool Set
  Remote                                   Filter Wrenches
  Sensors                                  Cabinet-Strg 24DX72H
  4 Post Open Fnt Air Line KT              Cabinet-Strg 18DX72H
  Mobile Cabinet                           Wet/Dry Vacuum 10-Gal
  6-1/2" Workshop Vise                     IBM PC
  Pisto Grip                               IBM PC
  Waste Oil Drain                          Ground Sign
  Engine Carbon Cleaner                    Norton Anti Virus
  3 Arm Eng Bar                            5-Port Switchs
  Tester, MM Battery                       Warranty
  Battery Tester Printer                   C170 CRT
  Genisys '04                              L170 LCD Monitor
  AC Recover Recycle                       Color Laser Jet Printer (2)
  Mounted Frame                            Wireless Security
  72 X 29 Work Bench                       Payment PC and Cash Drawer
  Alignment Tool Set                       500 VA/ 300,480
  2000-LB Fold-Up Crane                    DSL Router
  Wet/Dry Vac                              Microsoft Office Standard Software
  Grease Adapter                           Payment Keyboard
  Gas Caddy W/Ind                          Antenna 2.4 GHZ
  UV Dye Leak Kit                          Server, Part of IBM
  Transmission Fluid                       Server
  Coolant System Service
  Wheel Balancer
  2 Tablet System
  Technician Kit
  Service Writer Kit
  Docking Station w/Keyboard
  Fax, Copier
  Microwave
  Coffee Maker
  File, Vert 4-DWR